UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

Kirby Corporation
(Exact name of Registrant as Specified in Charter)

Nevada	1-7615	74-1884980
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000, Houston, Texas	77007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 435-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 8, 2020, Kirby Corporation (“Kirby” or “the Company”), with the concurrence of KPMG LLP, the Company’s independent registered public accounting firm responsible for auditing its financial statements (“KPMG”), determined that it will be required to restate its previously issued unaudited condensed financial statements for the first quarter ended March 31, 2020 previously filed on Form 10-Q on May 8, 2020.  This determination occurred following discussions of the matter between KPMG and the officers of the Company.  Accordingly, investors should no longer rely upon previously issued financial statements included in the Company’s previously filed Form 10-Q for the first quarter ended March 31, 2020.

The Company has determined its non-cash non-recurring goodwill impairment charge for the three months ended March 31, 2020 was understated by $127,933,000 before taxes, $98,773,000 after taxes, or a $1.65 loss per share, due to not applying a specific provision of a new accounting standard that the Company had recently adopted on January 1, 2020.  See below for detailed explanation.

The adjustment to correct the goodwill impairment charge does not affect the previously reported cash flows or revenues, nor does it affect segment profit of the marine transportation or distribution and services segments reported for the quarter ended March 31, 2020.  Taking into account the adjustments to be reflected in the pending restatement, the Company remains in compliance with all covenants under its debt instruments as of March 31, 2020, including its interest coverage ratio and its debt-to-capitalization ratio in its credit agreement, which increased slightly from 35.3% to 36.0% as of March 31, 2020.  The restated net loss attributable to Kirby for the quarter ended March 31, 2020 was $347,241,000; however, the Company’s EBITDA for the quarter ended March 31, 2020 remained unchanged at $101,809,000 (see “Note Regarding EBITDA” below for a reconciliation of net loss attributable to Kirby to EBITDA and a description of EBITDA, a non-GAAP financial measure).

For the restated 2020 first quarter, the net loss attributable to Kirby was $347,241,000, or $5.80 per share.  The restated 2020 first quarter included $561,274,000 before taxes, $433,341,000 after taxes, or $7.24 per share, of non-cash charges related to inventory write-downs, impairment of long-lived assets, including intangible assets and property and equipment, and impairment of goodwill in the distribution and services segment.  In addition, the restated 2020 first quarter was favorably impacted by an income tax benefit of $50,824,000, or $0.85 per share, related to net operating losses generated in 2018 and 2019 used to offset taxable income generated between 2013 and 2017.

As a result of Company personnel preparing for the 2020 second quarter financial close in early July, the Company became aware that it did not apply a specific provision of Accounting Standards Update 2017-04, “Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment” (“ASU 2017-04”).  Upon prompt internal investigation by the Company and discussions between its officers and KPMG, its external auditors, on July 8, 2020, the Company determined that its condensed financial statements for the quarter ended March 31, 2020 understated the amount of the Company’s non-cash goodwill impairment charge by not applying a specific step in the provisions of ASU 2017-04.

ASU 2017-04 requires goodwill impairment be measured as the excess of the carrying value of the reporting unit over the estimated fair value.  Pursuant to paragraph 350-20-55-23A, the recognition of an impairment of goodwill loss creates a cycle of impairment because the decrease in book value of goodwill increases the deferred tax assets (or decreases the deferred tax liabilities), when tax-deductible goodwill is involved, such that the carrying amount of the reporting unit immediately exceeds its fair value upon recognition of the loss.

To address the circular nature of the carrying amount exceeding the fair value, instead of continuing to calculate impairment on the excess of carrying amount over fair value until those amounts are equal, a simultaneous equation prescribed by the accounting literature is applied such that the goodwill impairment charge and deferred tax benefit are increased and the final carrying value of the reporting unit is equal to fair value and incorporates all tax impacts caused by recognition of the impairment loss.  The Company did not apply this step in the new guidance in its initial accounting for the impairment loss.

The officers and the Audit Committee Chairman, as representative of the Audit Committee, of the Company have discussed the matters disclosed in this current report on Form 8-K with KPMG, the Company’s independent registered public accounting firm responsible for auditing its financial statements. The Company is working diligently to complete the restatement of its condensed financial statements for the quarter ended March 31, 2020 and expects to file a Form 10-Q/A as soon as practicable.  In addition, the Company is assessing its internal control over financial reporting and disclosure controls related to the error and believes this could result in a material weakness being reported in the Form 10-Q/A.

Note Regarding EBITDA

Kirby has historically evaluated its operating performance using numerous measures, one of which is EBITDA, a non-GAAP financial measure. Kirby defines EBITDA as net earnings (loss) attributable to Kirby before interest expense, taxes on income, depreciation and amortization, impairment of long-lived assets, and impairment of goodwill. EBITDA is presented because of its wide acceptance as a financial indicator. EBITDA is one of the performance measures used in Kirby’s incentive bonus plan. EBITDA is also used by rating agencies in determining Kirby’s credit rating and by analysts publishing research reports on Kirby, as well as by investors and investment bankers generally in valuing companies. EBITDA is not a calculation based on generally accepted accounting principles and should not be considered as an alternative to, but should only be considered in conjunction with, Kirby’s GAAP financial information.  The table below presents a reconciliation from net loss attributable to Kirby, as restated, to EBITDA (in thousands):

First Quarter 2020
EBITDA:
Net loss attributable to Kirby	$(347,241)
Interest expense	12,799
Benefit for taxes on income	(172,809)
Impairment of long-lived assets	165,304
Impairment of goodwill	387,970
Depreciation and amortization	55,786
$101,809

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION

	By:	/s/ William G. Harvey
William G. Harvey
Executive Vice President and Chief Financial Officer

Date: July 10, 2020